SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Latin America Equity Fund

Effective January 2, 2013, the following information will replace the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Luiz Ribeiro, CFA, Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Thomas U. Petschnigg, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Danilo Pereira, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference
December 28, 2012
PROSTKR-187